Rule 497(e)
Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

First Trust Structured Credit Income Opportunities ETF

(the “Fund”)

Supplement To the Fund’s Prospectus and Statement of Additional Information

Dated May 7, 2025

Notwithstanding anything to the contrary in the Fund’s Prospectus, effective as of the date set forth above, the paragraph under the section entitled “Fund Investments – High Yield Securities” is hereby deleted in its entirety and replaced with the following:

“The Fund may invest in securities of any credit quality, including securities that are rated below investment grade. Below investment grade securities are rated below “BBB-” by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies (“S&P”), or Fitch Ratings, Inc. (“Fitch”), below “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another Nationally Recognized Statistical Rating Organization (“NRSRO”) or, if unrated, determined by the Advisor to be of comparable credit quality at the time of purchase. For purposes of determining whether a security is below investment grade, the highest available rating of any NRSRO will be considered. Below investment grade securities are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal.”

Additionally, notwithstanding anything to the contrary in the Fund’s Statement of Additional Information, effective as of the date set forth above, the first paragraph under the section entitled “Types of Investments – High Yield Securities” is hereby deleted in its entirety and replaced with the following:

“The Fund may invest in securities that are rated below investment grade, commonly referred to as “junk” bonds, at the time of purchase. Below investment grade securities are rated below “BBB-” by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies (“S&P”), or Fitch Ratings, Inc. (“Fitch”), below “Baa3” by Moody’s Investors Service, Inc. (“Moody’s”) or comparably rated by another Nationally Recognized Statistical Rating Organization (“NRSRO”) or, if unrated, determined by the Advisor to be of comparable credit quality at the time of purchase. For purposes of determining whether a security is below investment grade, the highest available rating of any NRSRO will be considered. The ratings of a rating agency represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields. If a security owned by the Fund is subsequently downgraded, the Fund will not be required to dispose of such security. If a downgrade occurs, the Advisor will consider what action, including the sale of such security, is in the best interests of the Fund. The Credit Rating Definitions, as published by S&P, Fitch and Moody’s, are set forth in Exhibit C to this SAI.”

Please Keep this Supplement with your Fund Prospectus and
Statement of Additional Information for Future Reference